EXHIBIT 99.1

Aptose to Hold Clinical Update and Data Review of AML Drug Tuspetinib on Sunday, December 11th

Data to be presented in poster at ASH Annual Meeting

SAN DIEGO and TORONTO, Dec. 07, 2022 (GLOBE NEWSWIRE) -- Aptose Biosciences Inc. (“Aptose” or the “Company”) (NASDAQ: APTO, TSX: APS), a clinical-stage precision oncology company developing highly differentiated oral kinase inhibitors to treat hematologic malignancies, today announced that the company’s management team will provide a corporate update on Sunday, December 11, 2022, at 10:00 AM EST / 9:00 CST, in conjunction with poster presentations at the 64th American Society of Hematology (ASH) Annual Meeting and Exposition, being held in New Orleans, LA. The webcast event will include a comprehensive review of current clinical data for Aptose’s lead compound tuspetinib, formerly HM43239, a myeloid kinase inhibitor, as well as an update on luxeptinib, Aptose’s oral, dual lymphoid and myeloid kinase inhibitor.

Tuspetinib, administered as a once-daily oral tablet, is a precision targeted kinase inhibitor designed to suppress a select handful of kinases known to drive the proliferation of acute myeloid leukemia (AML) but avoids other kinases that can compromise safety. The data review will highlight results from the recently completed Phase 1/2 dose escalation clinical trial of tuspetinib.

Aptose Clinical Update Details

Date & Time: Sunday, Dec 11, 2022, 10:00 AM EST; 9:00 AM CST Participant Webcast Link: Link Participant Dial-in:

Toll Free Investors Dial: 1-877-407-9039 Toll/International Investors Dial: 1-201-689-8470 Conference ID: 13734698

The slides will be available on Aptose’s website here and the webcast of the presentation will be archived shortly after the conclusion of the event.

As announced prior, the Aptose poster presentations at ASH are listed below. Note that the poster presentations will include additional data not found in the previously published abstracts.

Poster Presentation Details

Publication Number 2758: A Phase 1/2 Dose Escalation Study of the Myeloid Kinase Inhibitor HM43239 in Patients with Relapsed or Refractory Acute Myeloid Leukemia
Session Name: 616. Acute Myeloid Leukemias: Investigational Therapies, Excluding Transplantation and Cellular Immunotherapies: Poster II
Session Date & Time: Sunday, December 11, 2022, 6:00 – 8:00 PM ET
Location: Ernest N. Morial Convention Center, Hall D

Publication Number 2767: A Phase 1a/b Dose Escalation Study of the FLT3/BTK Inhibitor Luxeptinib (CG-806) in Patients with Relapsed or Refractory Acute Myeloid Leukemia
Session Name: 616. Acute Myeloid Leukemias: Investigational Therapies, Excluding Transplantation and Cellular Immunotherapies: Poster II
Session Date & Time: Sunday, December 11, 2022, 6:00 – 8:00 PM ET
Location: Ernest N. Morial Convention Center, Hall D

Publication Number 2893: A Phase 1a/b Dose Escalation Study of the BTK/FLT3 Inhibitor Luxeptinib in Patients with Relapsed or Refractory B-Cell Malignancies
Session Name: 623. Mantle Cell, Follicular, and Other Indolent B Cell Lymphomas: Clinical and Epidemiological: Poster II
Session Date & Time: Sunday, December 11, 2022, 6:00 – 8:00 PM ET
Location: Ernest N. Morial Convention Center, Hall D

About Aptose

Aptose Biosciences is a clinical-stage biotechnology company committed to developing precision medicines addressing unmet medical needs in oncology, with an initial focus on hematology. The Company's small molecule cancer therapeutics pipeline includes products designed to provide single agent efficacy and to enhance the efficacy of other anti-cancer therapies and regimens without overlapping toxicities. The Company has two clinical-stage oral kinase inhibitors under development for hematologic malignancies: tuspetinib (formerly HM43239), an oral, myeloid kinase inhibitor in an international Phase 1/2 trial in patients with relapsed or refractory acute myeloid leukemia (AML); and luxeptinib, an oral, dual lymphoid and myeloid kinase inhibitor in Phase 1 a/b stage development for the treatment of patients with relapsed or refractory hematologic malignancies. For more information, please visit www.aptose.com.

For further information, please contact:

Aptose Biosciences Inc. Susan Pietropaolo Investor Relations 201-923-2049 spietropaolo@aptose.com	LifeSci Advisors, LLC Dan Ferry, Managing Director 617-535-7746 Daniel@LifeSciAdvisors.com